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                      WELLS FARGO PASSAGE VARIABLE ANNUITY
                               VARIABLE ACCOUNT D
                        UNION SECURITY INSURANCE COMPANY

                                FILE NO. 33-73986



     SUPPLEMENT DATED FEBRUARY 1, 2006 TO THE PROSPECTUS DATED MAY 2, 2005



Effective February 6, 2006, the Scudder International Portfolio of Scudder Variable Series I has been renamed the "DWS International VIP Portfolio" and all references to the former portfolio name are amended accordingly.

If any portion of your Contract Value is currently invested in the Scudder International Portfolio, any statements or transaction confirmations received or viewed by you may not reflect this name change until May 1, 2006.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5343